SUPPLEMENT TO THE PROSPECTUSES OF

EVERGREEN DOMESTIC EQUITY FUNDS II

I.       Evergreen Strategic Value Fund (the “Fund”)

Effective December 5, 2005, the section of the Fund’s prospectus entitled “THE FUNDS’ PORTFOLIO MANAGERS” is supplemented as described below. The following replaces the lead paragraph relating to the Fund:

Until January 2, 2006, the Fund will be co-managed by Timothy E. O’Grady, John E. Gray, Donald R. Jones and C. Thomas Meisse, CFA from EIMC’s Large Cap Value Equity Unit and by William E. Zieff, head of EIMC’s Global Structured Products Unit. As of January 2, 2006, the Fund will be managed by William E. Zieff.

In addition, the following biographical information relating to William E. Zieff is added to this section:

Mr. Zieff is a Senior Portfolio Manager and Managing Director who heads the Global Structured Products Unit of EIMC. He joined EIMC in 2000 and has more than 20 years of investment experience. Prior to joining EIMC, he was Managing Director and Chief Investment Officer of the Global Asset Allocation Group at Putnam Investments, Inc. Mr. Zieff has managed the Fund since 2005.

December 5, 2005                                                                                                                         575035 (12/05)